UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 14, 2017

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On February 14, 2017, Rocket Fuel Inc. (the “Company”) entered into the Sixth Amendment (the “Sixth Amendment”) to its Second Amended and Restated Revolving Credit and Term Loan Agreement with certain lenders party thereto and Comerica Bank, as administrative agent, as amended from time to time. The Sixth Amendment provided for, among other things, (i) extending the revolving credit maturity date by one year to December 31, 2018, (ii) amending the definition of EBITDA to permit the addback of restructuring charges incurred during the first two quarters of fiscal year 2017, (iii) amending the minimum EBITDA financial covenant, (iv) increasing the minimum liquidity ratio financial covenant, (v) decreasing the limit for debt under capital leases in the debt covenant, (vi) reducing the amount of permitted capital expenditures per fiscal year and eliminating the ability to carry forward unutilized amounts to the next fiscal year, and (vi) amending the interest rates.

The foregoing description of the Sixth Amendment is qualified in its entirety by reference to the complete copy of the Sixth Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated under this Item 1.01 by reference.

Item 2.02.    Results of Operations and Financial Condition.

On February 21, 2017, the Company issued a press release announcing its financial results for the three and twelve months ended December 31, 2016. The press release includes a discussion of certain non-GAAP financial measures as well as a reconciliation of such non-GAAP financial measures to the corresponding GAAP financial measures.

A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated under this Item 2.02 by reference.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Sixth Amendment, dated as of February 14, 2017, to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 31, 2014, as amended by that certain First Amendment thereto, dated as of March 13, 2015, as further amended by that certain Second Amendment thereto, dated as of March 10, 2016, as further amended by that certain Third Amendment thereto, dated as of June 21, 2016, as further amended by that certain Fourth Amendment thereto, dated as of September 15, 2016, and further amended by that certain Fifth Amendment thereto, dated as of December 29, 2016, by and among the Company, the lenders party thereto and Comerica Bank, as administrative agent for the lenders.

99.1	Press release announcing financial results dated February 21, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By:	/s/ Stephen Snyder
Stephen Snyder
Chief Financial Officer
Date: February 21, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1
Sixth Amendment, dated as of February 14, 2017, to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 31, 2014, as amended by that certain First Amendment thereto, dated as of March 13, 2015, as further amended by that certain Second Amendment thereto, dated as of March 10, 2016, as further amended by that certain Third Amendment thereto, dated as of June 21, 2016, as further amended by that certain Fourth Amendment thereto, dated as of September 15, 2016, and further amended by that certain Fifth Amendment thereto, dated as of December 29, 2016, by and among the Company, the lenders party thereto and Comerica Bank, as administrative agent for the lenders.

99.1	Press release announcing financial results dated February 21, 2017.